                                   Exhibit 16

                               POWERS OF ATTORNEY

                                IDEX MUTUAL FUNDS

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Mutual Funds under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.


                                        /s/ Peter R. Brown
                                        ----------------------------------------
                                        Peter R. Brown
                                        Trustee and Vice Chairman

                                        Date: August 31, 2002

                         TRANSAMERICA IDEX MUTUAL FUNDS

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and BRIAN C. SCOTT, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of Transamerica IDEX Mutual Funds under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.


                                        /s/ Robert L. Anderson, Ph.D.
                                        ----------------------------------------
                                        Robert L. Anderson, Ph.D.
                                        Trustee

                                        Date: August 17, 2005

                                IDEX MUTUAL FUNDS

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Mutual Funds under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.


                                        /s/ Daniel Calabria
                                        ----------------------------------------
                                        Daniel Calabria
                                        Trustee

                                        Date: September 2, 2002

                                IDEX MUTUAL FUNDS

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, her true and lawful attorneys and agents in her name, place and stead and on her behalf (a) to sign and cause to be filed registration statements of IDEX Mutual Funds under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.


                                        /s/ Janice B. Case
                                        ----------------------------------------
                                        Janice B. Case
                                        Trustee

                                        Date: September 5, 2002

                                IDEX MUTUAL FUNDS

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Mutual Funds under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.


                                        /s/ Charles C. Harris
                                        ----------------------------------------
                                        Charles C. Harris
                                        Trustee

                                        Date: September 29, 2002

                                IDEX MUTUAL FUNDS

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Mutual Funds under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.


                                        /s/ Leo J. Hill
                                        ----------------------------------------
                                        Leo J. Hill
                                        Trustee

                                        Date: September 4, 2002

                                IDEX MUTUAL FUNDS

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Mutual Funds under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.


                                        /s/ Russell A. Kimball, Jr.
                                        ----------------------------------------
                                        Russell A. Kimball, Jr.
                                        Trustee

                                        Date: September 7, 2002

                         TRANSAMERICA IDEX MUTUAL FUNDS

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER his true and lawful attorney and agent in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of Transamerica IDEX Mutual Funds (the "Fund") under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorney may deem advisable; and
(d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind he may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of said attorney and agent hereunder.


                                        /s/ Norm R. Nielsen
                                        ----------------------------------------
                                        Norm R. Nielsen
                                        Trustee

                                        Date: May 10, 2006

                                IDEX MUTUAL FUNDS

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER his true and lawful attorney and agent in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Mutual Funds under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorney may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind he may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of said attorney and agent hereunder.


                                        /s/ Brian C. Scott
                                        ----------------------------------------
                                        Brian C. Scott
                                        President and Chief Executive Officer

                                        Date: January 15, 2003

                                IDEX MUTUAL FUNDS

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Mutual Funds under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.


                                        /s/ William W. Short, Jr.
                                        ----------------------------------------
                                        William W. Short, Jr.
                                        Trustee

                                        Date: September 1, 2002

                         TRANSAMERICA IDEX MUTUAL FUNDS

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and BRIAN C. SCOTT, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of Transamerica IDEX Mutual Funds under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.


                                        /s/ John W. Waechter
                                        ----------------------------------------
                                        John W. Waechter
                                        Trustee

                                        Date: August 03, 2006

                                IDEX MUTUAL FUNDS

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby makes, constitutes and appoints JOHN K. CARTER and THOMAS R. MORIARTY, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead and on his behalf (a) to sign and cause to be filed registration statements of IDEX Mutual Funds under the Securities Act of 1933 and the Investment Company Act of 1940, and all amendments, consents and exhibits thereto; (b) to withdraw such statements or any amendments or exhibits and make requests for acceleration in connection therewith; (c) to take all other action of whatever kind or nature in connection with such registration statements which said attorneys may deem advisable; and (d) to make, file, execute, amend and withdraw documents of every kind, and to take other action of whatever kind they may elect, for the purpose of complying with the laws of any state relating to the sale of securities of the Fund, hereby ratifying and confirming all actions of any of said attorneys and agents hereunder. Said attorneys or agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.


                                        /s/ Jack E. Zimmerman
                                        ----------------------------------------
                                        Jack E. Zimmerman
                                        Trustee

                                        Date: September 3, 2002